                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          BOSTON PRIVATE BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                          BOSTON PRIVATE BANCORP, INC.
                   (Name of Person(s) Filing Proxy Statement)

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          BOSTON PRIVATE BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                          APRIL 22, 1998 AT 10:00 A.M.

Notice to: Stockholders of BOSTON PRIVATE BANCORP, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Boston Private Bancorp, Inc. (the "Company") will be held at 225 Franklin Street, 33rd Floor, Boston, Massachusetts, on Wednesday, April 22, 1998 at 10:00 a.m., for the following purposes:

          1. To elect three (3) Class I Directors of the Company;

          2. To adopt an amendment and restatement of the Boston Private Bancorp, Inc. Directors' Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available under the Plan by such aggregate number of shares of Common Stock as does not exceed one percent (1%) of the total shares of outstanding Common Stock of the Company as of the last business day of the preceding fiscal year, and related matters;

          3. To adopt an amendment to the Company's Restated Articles of Organization to change the name of the Company from Boston Private Bancorp, Inc. to Boston Private Financial Holdings, Inc.;


          4. To adopt an amendment to the Company's Restated Articles of Organization to increase the authorized shares of Common Stock by 12,000,000 shares from 18,000,000 to 30,000,000 shares of Common Stock; and



          5. To consider and act upon any other matter which may properly come before the Meeting or any adjournment or postponement thereof.


     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned, or to which the Meeting may be postponed.

     The Board of Directors has fixed the close of business on February 23, 1998, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED BY DELIVERY OF A LATER DATED PROXY. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE IN PERSON BY NOTIFYING THE CLERK, EVEN IF THEY HAVE PREVIOUSLY DELIVERED A PROXY.

                                          By Order of the Board Of Directors

                                          ANA E. STEELE
                                           Clerk

Boston, Massachusetts

Dated: March 9, 1998

                          BOSTON PRIVATE BANCORP, INC.
                             TEN POST OFFICE SQUARE
                          BOSTON, MASSACHUSETTS 02109

                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD ON WEDNESDAY, APRIL 22, 1998

                             ---------------------

                                    GENERAL

     This Proxy Statement (the "Proxy Statement") is furnished to the stockholders of Boston Private Bancorp, Inc., a Massachusetts corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders of the outstanding shares of the Common Stock, par value $1.00 per share (the "Common Stock"), of the Company for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on April 22, 1998 at 10:00 a.m. Boston time, at 225 Franklin Street, 33rd Floor, Boston, Massachusetts 02110 and at any adjournment or postponement thereof, for the purposes set forth herein.


     The Notice of Annual Meeting of Stockholders and the accompanying proxy are first being sent to stockholders on or about March 9, 1998.



     The shares represented by the enclosed proxy will be voted as specified therein if the proxy is properly executed and received prior to the Meeting and not properly revoked. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees to the Board of Directors, FOR approval of the amendment and restatement of the Boston Private Bancorp, Inc. Directors' Stock Option Plan (the "Plan"), FOR changing the name of the Company from Boston Private Bancorp, Inc. to Boston Private Financial Holdings, Inc. and FOR increasing the aggregate number of authorized shares of Common Stock from 18,000,000 to 30,000,000 shares of Common Stock. In accordance with Securities and Exchange Commission (the "Commission") rules, boxes and designated space are provided on the enclosed proxy card for stockholders to mark if they wish (i) either to vote "for" or to "withhold authority" to vote for one or more of the Company's nominees for directors, (ii) either to vote "for" or "against" the proposed amendment and restatement of the Plan or to "abstain" from voting to amend and restate the Plan, (iii) either to vote "for" or "against" approval of changing the name of the Company or to "abstain" from voting to change the name of the Company and (iv) either to vote "for" or "against" approval of increasing the aggregate number of authorized shares of Common Stock. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.


     A stockholder of record may revoke a proxy by filing an instrument of revocation with Boston Private Bancorp, Inc., Ten Post Office Square, Boston, Massachusetts 02109, Attention: Clerk, by filing a duly executed proxy bearing a later date or by appearing in person at the Meeting and withdrawing the proxy.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               VOTING AND QUORUM


     The Board of Directors has fixed the close of business on February 23, 1998, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the Record Date 10,682,900 shares of Common Stock were outstanding and entitled to vote at the Meeting and there were 374 stockholders of record.

     The holders of each share of Common Stock outstanding as of the close of business on the Record Date shall be entitled to notice of, and to vote at, the Meeting, or any adjournment or postponement thereof. Transferees after such date will not be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held of record for each matter properly submitted at the Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld for director nominees and "broker non-votes" (that is, shares represented at the meeting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote with respect to such matters for purposes of determining whether a quorum is present. With respect to the election of directors, such election shall be determined by a plurality of votes cast by stockholders and thus shares represented by a proxy that withholds authority to vote for a particular nominee or nominees and broker non-votes will have no effect on the outcome of voting for the election of directors. With respect to the proposal to amend and restate the Plan, the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting is required to approve the amended and restated Plan, and thus abstentions will have the effect of a vote against the proposal while a broker non-vote will have no effect on the outcome. With respect to the proposals to amend the Restated Articles of Organization to change the name of the Company and to increase the aggregate number of authorized shares of Common Stock, the affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting is required to approve the amendments to the Restated Articles of Organization and thus abstentions and broker non-votes will have the effect of a vote against approval of the amendments to the Restated Articles of Organization.

                                 ANNUAL REPORT


     All holders of record are being sent herewith a copy of the Company's 1997 Annual Report, which contains audited financial statements of the Company for the fiscal years ended December 31, 1997, 1996 and 1995, and a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Commission on February 27, 1998. These reports, however, are not part of the proxy soliciting material.


                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS


     On October 31, 1997, the Company completed a merger with Westfield Capital Management, Inc. ("Westfield Capital"). Concurrently, the Board of Directors approved a reorganization of the Board of Directors. Peter C. Bennett, Kate S. Flather, Kathleen M. Graveline and Eugene F. Rivers, 3rd, have resigned in good standing as members of the Board of Directors and will continue service as members of the Board of Directors of Boston Private Bank & Trust Company (the "Bank"). Axel J. Leblois has resigned in good standing as a member of the Board of Directors and will continue service as a member of the Company's Advisory Board. John S. Barry and Michael M. Davis, Esq. will not stand for re-election.


     The Board of Directors of the Company will consist of ten members divided into three classes, with each class elected for a three year term. One class of directors is elected by the Company's stockholders at each annual meeting. At the Meeting, three (3) Class I Directors will be elected to serve until the 2001 annual meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The Board of Directors has nominated Eugene S. Colangelo, Allen Sinai and Timothy L. Vaill for re-election as Class I Directors. Each nominee has agreed to continue to serve as a director, if re-elected. If any nominee shall become unavailable for any reason, all proxies will be voted for the election of such other person as the Board of Directors may recommend.

     Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates FOR the election of the nominees to the Board of Directors.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE THREE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS I DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

INCUMBENT DIRECTORS

     The following table sets forth certain information regarding the directors of the Company, including the nominees for re-election at the Meeting as Class I Directors, based on information furnished by them to the Company:

                                                                                   DIRECTOR
                                                                             AGE    SINCE
                                                                             ---   --------
CLASS I -- TERM EXPIRES 1998
Eugene S. Colangelo(1).............................  Westborough, MA         50     1987
Allen Sinai(1).....................................  Boston, MA              59     1995
Timothy L. Vaill(1)................................  Andover, MA             56     1993
CLASS II -- TERM EXPIRES 1999
Arthur J. Bauernfeind(2)...........................  Boston, MA              60     1997
J. Michael Hazard(3)...............................  Boston, MA              66     1997
E. Christopher Palmer..............................  Weston, MA              56     1986
Robert A. Radloff..................................  Boston, MA              50     1993
CLASS III -- TERM EXPIRES 2000
Herbert S. Alexander...............................  Westborough, MA         56     1991
Lynn Thompson Hoffman..............................  Brookline, MA           49     1994
Charles O. Wood, III...............................  Chambersburg, PA        59     1989

---------------
(1) Nominee for re-election.

(2) The Board of Directors elected Mr. Bauernfeind as a Class II director of the Company for a term commencing October 30, 1997, and expiring in 1999.

(3) The Board of Directors elected Mr. Hazard to serve as a Class II director of the Company for a term commencing October 30, 1997, and expiring in 1999.

     The principal occupation and business experience during the last five (5) years of each director is set forth below:

     Herbert S. Alexander. Mr. Alexander is founder and managing partner of Alexander, Aronson, Finning & Co., P.C., a firm of certified public accountants established in 1973. He serves on the Boards of the Massachusetts Easter Seal Society, the Alumni Board of Boston University School of Management, and the Board of Directors of the Massachusetts Society of Certified Public Accountants. Additionally, he is a member of the Advisory Council of the Northeastern University Graduate School of Professional Accounting.

     Arthur J. Bauernfeind. Mr. Bauernfeind has been President and Chief Operating Officer of Westfield Capital since he joined the firm in 1990. He is an Investment Strategist and Portfolio Manager with direct responsibility covering transportation, banking and finance, economics and fixed income markets. Mr. Bauernfeind is a former President and currently First Vice President of Healthcare Analysts of Boston, a Trustee of Murray State University, Vice President of the Boston Economic Club and a member of the Boston Security Analysts Society.

     Eugene S. Colangelo. Mr. Colangelo is currently Chairman of the Board of Julio Enterprises and has served as such since the early 1980s. Julio Enterprises, a conglomerate headquartered in Westborough, Massachusetts, operates numerous businesses including supermarkets, a newspaper, retail liquor stores and a commercial and residential real estate business. Mr. Colangelo is an elected member of the Star Market Wholesale Advisory Group, and he also serves on the Board of Directors of Morgan Memorial Goodwill Industries in Boston, Massachusetts. Mr. Colangelo serves as Chairman of the Board of Directors of the Bank.

     C. Michael Hazard. Mr. Hazard has been Chairman, Chief Executive Officer and Chief Investment Officer of Westfield Capital since the firm was founded in 1989. He is a Portfolio Manager primarily covering healthcare services and investment policy. Mr. Hazard is Chairman of the Investment Committee of South County Hospital in Wakefield, Rhode Island, and a member of the Board of Directors of Neoprose Corporation in Columbus, Ohio.

     Lynn Thompson Hoffman. Ms. Hoffman is a private investor. An attorney, Ms. Hoffman began her career in investment banking as Vice President of Blyth Eastman Paine Webber and subsequently joined Houghton Mifflin Company as Vice President of Trade Publishing. Presently, as a private investor, Ms. Hoffman is CEO of private real estate development and management companies and acts as General Partner of various investment partnerships specializing in real estate. Ms. Hoffman has served as Director of First Mutual Bank and the American Association of Publishers and as Overseer of the New England Conservatory, Harvard Community Health Plan, and Babson College. Active in the charitable sector for twenty-five years, Ms. Hoffman is Chairman of the Finance and Investment Committee of the Massachusetts Society for the Prevention of Cruelty to Children, past President of the Shirley Eustis House Association, Founder of the Endowment for Children in Crisis, and Trustee of the Children's Advocacy Center of Suffolk County.

     E. Christopher Palmer. Mr. Palmer is a Certified Public Accountant and founder and principal of E. Christopher Palmer, CPA, a tax and financial advisory firm providing professional services to high net worth families. Prior to establishing his own firm in 1977, Mr. Palmer was a partner in the firm of Peat, Marwick Mitchell & Co. Mr. Palmer currently serves as Director and Chairman of the Audit Committee of Boston Life Sciences, Inc., a Director of Coastal International, Inc. and a Trustee of two private foundations.

     Robert A. Radloff. Mr. Radloff is a private investor who resides in Boston, Massachusetts. From 1976 until 1991 Mr. Radloff was a senior executive of The Boston Company Real Estate Counsel, Inc., an investment advisory firm and wholly owned subsidiary of The Boston Company, Inc. He serves on the Board of Directors of each of the Massachusetts Cultural Council, First Night, Inc., and Friends of Vieilles Maisons Francaises, Inc. Additionally, he is a Trustee of the Isabella Stewart Gardner Museum, an Overseer of WGBH Educational Foundation as well as Children's Hospital, and he is a Member of the American Society of Real Estate Counselors.

     Dr. Allen Sinai. Dr. Sinai is President, CEO and Chief Global Economist, Primark Decision Economics, Inc. (PDE) and Chief Global Economist and Vice Chairman, WEFA Holdings, Inc. Dr. Sinai is responsible for the PDE and WEFA forecasts and analyses of the U.S. and world economics and financial markets and translating this information for senior level decisionmakers in financial institutions, corporations and government. Previously, Dr. Sinai served for over 13 years at Lehman Brothers, where he was Managing Director and Chief Global Economist, and the Director of Lehman Brothers Global Economics. Dr. Sinai has taught at numerous universities, including Brandeis, Massachusetts Institute of Technology, Boston University and the University of Illinois Chicago. He is a past President and Fellow of the Eastern Economic Association and has been a Member of the Executive Committee, Western Economic Association. He is a member of and contributor to the National Bureau of Economic Research-National Science Foundation Model Comparison Seminar. Additionally, he has been Chairman of The Committee on Developing American Capitalism (CODAC), is a member of the Time Magazine Board of Economists and a member of the Advisory Board of Granum Value Fund.

     Timothy L. Vaill. Mr. Vaill is President and Chief Executive Officer of the Company, which he joined on January 1, 1993. Prior to joining Boston Private Bancorp, Mr. Vaill was Chief Administrative Officer for The Boston Company, and President of its principal subsidiary, Boston Safe Deposit & Trust Company, serving as a director of both companies. He was with The Boston Company in various executive capacities for 18 years, and among other assignments, directed all of its international operations. Mr. Vaill left that company prior to its merger with Mellon Bank Corporation, and in 1992, he created Fidelity Personal Trust Services, a new business operation for Fidelity Investments in Boston. Mr. Vaill serves on the Board of Directors of The Schreiber Corporation and is an Advisory Board member for the Krisam Group. He also serves as a Director for the Junior Achievement Foundation in New York, the Boston Ten Point Coalition, the New England Aquarium, and the USS Constitution Museum. He is the Chairman of the Board of Trustees at Bay State College in Boston, is an Overseer of the New England Medical Center, and is on the Board of the Squam

Lakes Conservation Society. Formerly, Mr. Vaill was a Trustee of The Hyams Foundation, and served for 17 years as a Director of The Massachusetts Society for the Prevention of Cruelty to Children, where he received its Annual Leadership Award.

     Charles O. Wood, III. Mr. Wood joined the Board of Directors in June 1989 and was elected Chairman of the Board on December 18, 1991. Until his resignation in June 1988, Mr. Wood was a member of the Board of Directors of Valley Bank & Trust Company in Chambersburg, Pennsylvania and of its holding company. Mr. Wood is presently trustee of the Henry Francis du Pont Winterthur Museum, the Isabella Stewart Gardner Museum and Bank of Boston Celebrity Series. He is a Director of JLG Industries, a public company engaged in the manufacturing and marketing of aerial lift platforms located in McConnellsburg, Pennsylvania. A venture capital investor, Mr. Wood also serves on the boards of directors of several early-stage businesses. Mr. Wood served as Chairman of the Board of Boston Private Bank & Trust Company from December 1991 until December 1997, when he was succeeded by Eugene S. Colangelo.

BOARD OF DIRECTORS MEETINGS

     The Board of Directors held thirteen (13) meetings during 1997. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he or she was a member in 1997.

COMMITTEES OF THE BOARD OF DIRECTORS

     Directors of the Company are elected in accordance with the By-laws, which provide that directors may be nominated (i) by a majority of the Board of Directors or (ii) by any holder of record of any shares of the capital stock of the Company entitled to vote at the Annual Meeting of Stockholders. Any stockholder who seeks to make such a nomination must be present in person at such Annual Meeting and must comply with the notice provisions set forth below under "STOCKHOLDER PROPOSALS".

     The standing committees of the Board of Directors consist of the Audit Committee, the Compensation Committee and the Governance Committee. Membership of the Committees is comprised of directors of the Company and ex officio members who are currently directors of the Bank.

     The Audit Committee arranges for suitable audits of the financial and business affairs of the Company and its subsidiaries, reviews the results of such examinations and reports its findings to the Board of Directors at least twice annually. The present members of this committee are Herbert S. Alexander, Chairman, Kathleen M. Graveline and Allen Sinai. The Audit committee held four
(4) meetings during 1997.

     The Compensation Committee provides guidance to management and the Board of Directors on matters of executive compensation and related benefits, and makes recommendations to the Board of Directors where necessary on all compensation and benefits programs of the Company. The present members of this committee are Peter C. Bennett, Chairman, Herbert S. Alexander, Allen Sinai, Vice Chairman, and Charles O. Wood, III. The Compensation Committee held eight (8) meetings during 1997.

     The Governance Committee assists the Board of Directors by recommending the slate of candidates to be proposed for election and by recommending the members and the Chairpersons of the Committees of the Board of Directors. In addition, the Governance Committee considers candidates for directorship, provides for the orientation and integration of new members of the Board of Directors and develops procedures for appraising the performance of the Board of Directors and each member thereof. The present members of this committee are Lynn Thompson Hoffman, Chair, E. Christopher Palmer, Kate S. Flather, Vice Chair, and Charles
O. Wood, III. The Governance Committee held eleven (11) meetings during 1997.

COMPENSATION OF DIRECTORS

     Effective May 1, 1998, directors of the Company and its subsidiaries, who are not full-time employees of the Company or any of its subsidiaries, receive compensation as follows: the Chairman of the Board of Directors receives an annual retainer fee of $6,000; Chairman of the Executive Committee receives an annual retainer fee of $4,000; Committee Chairs receive an annual retainer fee of $3,000; and each other director receives an annual retainer fee of $2,000. Any outside director serving simultaneously as a member of the Board of Directors of the Company and the Board of Directors of a subsidiary will receive only one retainer fee for each twelve (12) month period that is served. In addition, non-employee directors receive $300 per Board of Directors and committee meeting attended.

     Directors are also eligible to receive options to purchase Common Stock under the Plan. On May 1, 1998, and annually thereafter on or about May 1, each non-employee director automatically will be granted 3,000 options to purchase Common Stock, pursuant to the terms and conditions of the Plan.

THE PLAN

     The Plan became effective on March 31, 1993, with 90,000 shares of the Common Stock reserved for issuance thereunder. In 1995, the Plan was amended to provide for an additional 110,000 shares of Common Stock to be reserved for issuance thereunder. On January 28, 1998, the Board of Directors voted to amend and restate the Plan (subject to approval of Proposal 2), to reserve for issuance thereunder such aggregate number of shares of Common Stock as does not exceed one percent (1%) of the total shares of outstanding Common Stock of the Company as of the last business day of the preceding fiscal year. Pursuant to the terms of the Plan, the exercise price of an option may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. All options granted under the Plan shall be Non-Qualified Stock Options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Generally, stock options granted under the Plan will be exercisable not earlier than one year and not later than ten years after the date they are granted.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

     The following table lists the name, age and position of each executive officer of the Company.

             NAME                AGE                        POSITION
             ----                ---                        --------
Arthur J. Bauernfeind..........  60   President and Chief Operating Officer, Westfield
                                      Capital
Carey H. Davis.................  40   Senior Vice President and Director of Marketing
                                        Communications
James D. Dawson................  45   Executive Vice President and Chief Lending Officer
C. Michael Hazard..............  66   Chairman and Chief Executive Officer, Westfield
                                      Capital
James D. Henderson.............  57   Executive Vice President, Investment Management &
                                      Trust
Barbara M. Houlihan............  42   Senior Vice President and Director of Technology &
                                        Operations
Amy E. Hunter..................  38   Executive Vice President, Residential Mortgage
                                      Lending
Walter M. Pressey..............  53   Senior Vice President and Chief Financial Officer
Mark D. Thompson...............  41   Executive Vice President and Treasurer
Timothy L. Vaill...............  56   President, Chief Executive Officer and Director

     The principal occupation and business experience during the last five years
(5) of each of the executive officers (other than executive officers who are also directors) of the Company is as follows:

     Carey H. Davis. Ms. Davis joined the Company in 1996 as Senior Vice President and Director of Marketing Communications. Beginning in 1993, Ms. Davis worked with the Company as a consultant and provided marketing communication services. Previously, Ms. Davis was Vice President and Director of Advertising and External Affairs at The Boston Company.

     James D. Dawson. Mr. Dawson joined the Company in 1996 as Executive Vice President and Chief Lending Officer, with responsibility for the Commercial Banking business. Previously, Mr. Dawson was a Senior Vice President and Chief Lending Officer at Andover Bank, after spending 10 years as a senior officer at Shawmut Bank.

     James D. Henderson. Mr. Henderson joined the Company in 1994 as Executive Vice President, with responsibility for the Bank's Investment Management and Trust business. From the early 1980's until joining the Company, Mr. Henderson was Managing Director of Freedom Capital Management Corporation.

     Barbara M. Houlihan. Ms. Houlihan joined the Company in 1994 as Director of Technology Planning and in 1996 was named Senior Vice President with responsibility for Technology and Operations. During the previous ten years, Ms. Houlihan served as Vice President, Client Trust Services at Fidelity Investments, Inc., and she served as a senior officer at State Street Bank and Trust Company.

     Amy E. Hunter. Ms. Hunter has been with the Company since its inception in 1987. She is an Executive Vice President with responsibility for the Bank's residential mortgage lending business. Prior to joining the Company, Ms. Hunter was a mortgage originator at Boston Safe Deposit & Trust Company.

     Walter M. Pressey. Mr. Pressey joined the Company in 1996 as Senior Vice President and Chief Financial Officer responsible for the overall management of the finance functions. Previously, Mr. Pressey was employed for more than twenty years at The Boston Company as a Senior Vice President.

     Mark D. Thompson. Mr. Thompson joined the Company in 1994 as Executive Vice President and Treasurer with responsibility for the Bank's Deposit Management & Treasury business. From 1987 until 1994, Mr. Thompson was a senior officer of Wainwright Bank and Trust Company of which he was a founder.

     Pursuant to the By-laws, the President, Treasurer and Clerk of the Company hold office until the first meeting of the directors following the next annual meeting of stockholders, or any special meeting held in lieu thereof. Other officers shall hold office for such term, unless a shorter term is specified in the vote electing or appointing them.

                       COMPENSATION OF EXECUTIVE OFFICERS

     Summary Compensation. The following table sets forth information concerning the compensation earned during each of three (3) fiscal years ended December 31, 1997, 1996 and 1995, respectively, paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company. No officer earned in excess of $1,000,000 for the periods indicated.


                                                                                LONG-TERM      LONG-TERM
                                                                               COMPENSATION   COMPENSATION
                                                                                  AWARDS         AWARDS
                                                                 OTHER         RESTRICTED     SECURITIES
                                                                ANNUAL           STOCK        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY($)      BONUS($)   COMPENSATION($)    AWARDS($)      OPTIONS(#)    COMPENSATION($)
            (A)              (B)      (C)          (D)(1)          (E)             (F)            (G)              (I)
---------------------------  ---   ---------      --------   ---------------   ------------   ------------   ---------------
Timothy L. Vaill..........   1997   227,125       205,750(2)          --             189         35,750           4,749(3)
President and CEO            1996   215,000       166,000(2)          --              --         25,000           4,500(3)
                             1995   195,000        75,550(2)          --              --         20,400           2,925(3)

Arthur J. Bauernfeind.....   1997   266,839(4)(5) 412,945(2)          --             100             --           2,914(6)
President, Chief Operating
Officer Westfield Capital

James D. Henderson........   1997   190,269        60,500(2)     156,736(7)       13,314         10,500           4,749(3)
Executive Vice President     1996   175,000        25,750(2)      88,129(7)           --          7,500           4,500(3)
                             1995   150,000        20,400(2)      55,000(7)           --          7,800           4,500(3)

C. Michael Hazard.........   1997   321,617(8)(9)     750(2)          --             100             --          13,731(10)
Chairman, Chief Executive
Officer Westfield Capital

Mark D. Thompson..........   1997   136,581        35,500(2)      37,068(7)       13,314         10,500           4,749(3)
Executive Vice President     1996   130,000        25,750(2)      46,702(7)(11)       --          7,500           4,500(3)
and Treasurer                1995   120,000        20,400(2)      35,140(7)           --          7,800           2,700(3)


---------------

 (1) Represents bonus compensation earned in 1995, 1996 and 1997 and paid in January 1996, 1997 and 1998, respectively.

 (2) Includes Company-wide Longevity Bonus Awards in 1995, 1996 and 1997 respectively of $400, $750 and $500 to Messrs. Henderson and Thompson, $550, $1,000 and $750 to Mr. Vaill, and $750 to Messrs. Bauernfeind and Hazard paid in 1997.

 (3) Represents contributions made to the executive by the Company under its 401(k) plan.

 (4) Does not include S-Corp distribution to Mr. Bauernfeind, a principal stockholder of Westfield Capital, as a result of the October 31, 1997, merger of Westfield Capital.

 (5) Includes $58,373 for compensation paid by the Company and $209,216 paid by Westfield Capital prior to the merger on October 31, 1997. Under Mr. Bauernfeind's Employment Agreement with the Company, Mr. Bauernfeind is paid a base salary of $350,236 per annum, and he is eligible for a performance-based bonus. See "Agreements with Executive Officers."

 (6) Represents reimbursement for medical insurance premiums.

 (7) Represents payment pursuant to an individual incentive program developed for the executive based upon the achievement of certain enumerated goals.

 (8) Does not include S-Corp distribution to Mr. Hazard, the principal stockholder of Westfield Capital, as a result of the October 31, 1997, merger of Westfield Capital.

 (9) Includes $71,840 for compensation paid by the Company and $250,527 paid by Westfield Capital prior to the merger on October 31, 1997. Under Mr. Hazard's Employment Agreement with the Company, Mr. Hazard is paid a base salary of $431,037 per annum, and he is eligible for a performance-based bonus. See "Agreements with Executive Officers."

(10) Represents reimbursements of $6,315 for medical insurance premiums, $4,816 for automobile expense, $2,600 for parking expense.

(11) Includes $5,750 awarded to Mr. Thompson under a Bank-wide Cross-selling Sales Incentive program.

     Option Grants. The following table sets forth information concerning the individual grants of options to purchase Common Stock to the named executive officers during the fiscal year ended December 31, 1997.

                                                          PERCENT OF
                                                            TOTAL
                                       NUMBER OF           OPTIONS
                                       SECURITIES         GRANTED TO       EXERCISE
                                   UNDERLYING OPTIONS    EMPLOYEES IN       OR BASE
              NAME                     GRANTED(#)        FISCAL YEAR     PRICE ($/SH)     EXPIRATION DATE
              ----                 ------------------    ------------    ------------     ---------------
(A)                                         (B)                   (C)              (D)          (E)
Timothy L. Vaill.................        35,000(1)          14.72            5.25           1/02/07
                                            750(2)                           8.44          10/15/07

Arthur J. Bauernfeind............           750(2)            .31            8.44          10/15/07

C. Michael Hazard................           750(2)            .31            8.44          10/15/07

James D. Henderson...............        10,000(1)           4.32            5.25           1/02/07
                                            500(2)                           8.44          10/15/07

Mark D. Thompson.................        10,000(1)           4.32            5.25           1/02/07
                                            500(2)                           8.44          10/15/07

---------------
(1) These options vest annually in equal installments over the three year period ending January 2, 2000.

(2) These options vest on December 1, 1998.

     Option Exercises and Holdings. The following table sets forth information concerning each exercise of options to purchase Common Stock during the fiscal year ended December 31, 1997 by each of the named executive officers and the fiscal year-end number and value of unexercised options to purchase Common Stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                 VALUE OF
                                                                   NUMBER OF                   UNEXERCISED
                                SHARES                            UNEXERCISED                  IN-THE-MONEY
                               ACQUIRED                        OPTIONS AT FISCAL            OPTIONS AT FISCAL
                                  ON           VALUE              YEAR END(#)                  YEAR END($)
           NAME              EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
           ----              -----------    -----------    -------------------------   ----------------------------
           (A)                   (B)            (C)                   (D)                          (E)
Timothy L. Vaill...........     25,000        138,875           172,702/44,500               $940,481/151,188
Arthur J. Bauernfeind......         --             --                 0/   750               $      0/      0
C. Michael Hazard..........         --             --                 0/   750               $      0/      0
James D. Henderson.........         --             --            47,275/13,625               $235,010/ 46,294
Mark D. Thompson...........         --             --            32,275/13,625               $157,460/ 46,294

---------------
(1) Based on the closing bid price of $7.92 on the NASDAQ SmallCap Market on December 31, 1997 less the exercise price of the option award. Unless exercised, options expire ten years from the date granted.

STATEMENT OF COMPENSATION PHILOSOPHY

     Compensation Strategy. The Board of Directors and the Compensation Committee compensate members of senior management for their contributions to the Company over both the short and the long-term, and to incent them in such a way as to maximize their performance. Executive compensation is designed to create a performance-oriented environment that differentiates awards based on performance, aligns the interests of senior management with those of the shareholders, attracts and retains key executives critical to the long-term success of the Company and provides compensation opportunities which are fully competitive with those offered in the marketplace. The Compensation Committee reviews compensation studies to determine the competitiveness of its executive compensation program. The relevant market used for compensation analysis includes regional banks of comparable size with similar business mix, private banking organizations within larger banks, and investment management and advisory firms. When compared to the mid range of the relevant market, base salaries are targeted to be at or somewhat below the market while performance-based compensation, which includes both short-term and long-term incentives, are targeted to be at or above the market.

     Base Salaries. The purpose of base salary is to attract and retain key executives who are critical to the Company's long-term success by providing a basic level of income comparable to that of executives in similar positions as well as taking into account the individual's performance and experience. Normal cost of living and appropriate merit adjustments will be made periodically.

     Short-Term Incentives. The purpose of the Company's short-term incentive plans is to motivate and reward executives for the achievement of earnings, sales and growth targets as well as strategic initiatives in a given year in support of a 'pay for performance' philosophy. Under this philosophy, the Compensation Committee awards incentive payments in its discretion based on results in three basic performance areas: overall company success, business line sales growth and contribution to overall profitability and individual performance. Performance is measured primarily on results achieved against internal and external goals, taking into account key indicators and performance measures as determined by the Compensation Committee each year.

     Long-Term Stock Incentives. The purpose of the Company's stock incentive plan is to provide executives opportunities to acquire an ownership interest in the Company. The Compensation Committee believes that ownership of Company Common Stock will provide an incentive to achieve increases in shareholder value over the long-term and will assure a closer identification of senior management with the Company's shareholders by providing them with a more direct stake in the Company's economic success and by aligning the interests of senior management with those of the Company's stockholders.

AGREEMENTS WITH EXECUTIVE OFFICERS

     The Company entered into an Executive Employment Agreement effective January 1, 1996 (the "Employment Agreement") to extend, amend and restate the terms of Mr. Vaill's existing employment agreement, which expired in accordance with its terms on December 31, 1995. The Employment Agreement provides for a three-year term which expires December 31, 1998, a term which is extended by one year each December 31st, beginning in 1996, unless the Company provides thirty days' prior written notice to the contrary to Mr. Vaill. Notwithstanding the foregoing, the Company may terminate the Employment Agreement for cause (as defined in the Employment Agreement). If the Company terminates the Employment Agreement without cause, Mr. Vaill will be entitled to receive, among other things, his base salary for the remainder of the term plus a pro-rata bonus for the year in which the termination occurs. If Mr. Vaill terminates his employment for good reason (as defined in the Employment Agreement) within three years following a change in control (as defined in the Employment Agreement and described below), Mr. Vaill will be entitled to receive a payment equal to 2.99 times his average annual compensation for the five years preceding the change in control, provided that the Company will not be required to make any payment to the extent such payment would constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (a "Parachute Payment"). The Employment Agreement also provides (i) that upon any voluntary termination by Mr. Vaill of his employment (other than with good reason), he shall not be employed by any significant competitor of the Company (as defined in the Employment Agreement) for two years following such termination and (ii) that Mr. Vaill shall not disclose any confidential information obtained by him during his employment. Mr. Vaill is also eligible to receive stock options under the 1997 Incentive Stock Option Plan and certain incentive payments directly tied to the profit performance of the Company.

     The Company entered into Employment Agreements effective October 31, 1997, (the "Westfield Employment Agreements") with Messrs. Bauernfeind and Hazard. Mr. Bauernfeind's Employment Agreement provides for a five-year initial term expiring on October 31, 2002, and Mr. Hazard's Employment Agreement provides for a four-year initial term expiring on October 31, 2001. The terms of the Westfield Employment Agreements, respectively, may be extended upon mutual agreement of the parties thereto. As employees of the Company, Mr. Bauernfeind will receive an annual base salary of $350,236, and Mr. Hazard will receive an annual base salary of $431,037. Commencing with fiscal year ending December 3l, 1998, Messrs. Bauernfeind and Hazard are eligible for an annual performance fee share bonus representing the employee's allocation of the annual limited partnership bonus pool of Westfield Capital for the fiscal year just ended. The limited partnership bonus pool shall be determined, and each of Messrs. Bauernfeind's and Hazard's allocation of such bonus pool for any year shall be a percentage determined in respect of such year by the Westfield Capital Chief Executive Officer and approved by Westfield Capital Board of Directors. Each of Messrs. Bauernfeind and Hazard may be terminated for Cause (as defined in the applicable Westfield Employment Agreement) upon written notice. If the Company terminates either of Messrs. Bauernfeind or Hazard Without Cause (as defined in the applicable Westfield Employment Agreement), then each of Messrs. Bauernfeind and Hazard will be entitled to receive, among other things, his base salary for the remainder of the term plus a pro-rated bonus for the year in which the termination occurs. If each of Messrs. Bauernfeind and Hazard terminates his employment for Good Reason (as defined in the applicable Westfield Employment Agreement) occasioned by certain events, then each of Messrs. Bauernfeind and Hazard will be entitled to receive his base salary for the shorter of (x) the remainder of the term or (y) the remainder of the term less two years. In addition, each of the Westfield Employment Agreements provides that Mr. Bauernfeind and Mr. Hazard, respectively, (i) shall not disclose any confidential information obtained by them during their employment, (ii) shall not engage in any employment competitive with Westfield Capital during the term of the Westfield Employment Agreement and (iii) shall not solicit customers or employees of Westfield Captial for the latter of the term of five years following termination of employment or the end of the term.

     The Company entered into Change in Control Protection Agreements effective March 19, 1997 (the "Change in Control Agreements") with Messrs. Henderson and Thompson and certain other officers (each an "Executive" and collectively, the "Executives"). The Change in Control Agreements provide for certain payments and other benefits upon the occurrence of a change in control (as defined below) and termination by the Company of an Executive without cause (as defined in the Change in Control Agreements) or by the Executive for good reason (as defined in the Change in Control Agreements) at any time during the three years after a change in control (as defined below). Upon the occurrence of such events, (i) the Executives will receive a payment equal to 2 to 2.5 times his or her average annual compensation for the five most recent taxable years preceding the change in control; (ii) outstanding unvested stock options and restricted stock awards held by the Executives shall become immediately exercisable or otherwise vested and (iii) the Executives will be eligible to receive a pro-rata bonus for the year in which the termination occurs. Notwithstanding the foregoing, the Company will not be required to make any payment to the extent such payment would constitute a Parachute Payment.

     For purposes of the Change in Control Agreements a "change in control" generally means the occurrence of any of the following events: (i) any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")), becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act) of at least 25% or more of the voting stock of the Company; (ii) the majority of the Board of Directors of the Company consists of individuals other than Incumbent Directors (as defined in the Change in Control Agreements); or (iii) the stockholders of the Company approve (a) any consolidation or merger of the Company (as defined in the Change in Control Agreements), (b) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company or (c) any plan of liquidation of the Company.

                             PRINCIPAL STOCKHOLDERS


     The following table sets forth certain information as of March 2, 1998 regarding (i) the security holdings of each person, including any group of persons, known by the Company to be the beneficial owner of five percent (5%) or more of the outstanding Common Stock, (ii) the ownership interest in the Common Stock of each director of the Company and each executive officer of the Company in the Common Stock and (iii) the ownership interest of all directors and executive officers of the Company, as a group. Except as indicated in the notes following the table below, each person or group has sole voting and investment power with respect to all shares of Common Stock listed.



                                                               AMOUNT AND NATURE     PERCENT OF
                  NAME OF BENEFICIAL OWNER                    OF BENEFICIAL OWNER     CLASS(1)
                  ------------------------                    -------------------    ----------
OWNERSHIP OF 5% OR MORE
C. Michael Hazard...........................................       1,411,426           13.21%
  23 Marlborough Street
  Boston, MA 02111

Arthur J. Bauernfeind.......................................         762,037            7.13%
  29 Rowes Wharf PH-7
  Boston, MA 02110

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS
  Herbert S. Alexander......................................          33,580(2)         *
  Arthur J. Bauernfeind.....................................         762,037            7.13%
  Eugene S. Colangelo.......................................          89,299(3)(4)      *
  C. Michael Hazard.........................................       1,411,426           13.21%
  Lynn Thompson Hoffman.....................................          55,800(5)(6)      *
  E. Christopher Palmer.....................................          32,800(2)         *
  Robert A. Radloff.........................................          46,800(2)         *
  Allen Sinai...............................................          29,300(6)         *
  Charles O. Wood, III......................................         528,000(7)         4.69%
  Timothy L. Vaill..........................................         281,247(8)(9)      2.50%
  Carey H. Davis............................................           6,025(10)        *
  James D. Dawson...........................................          18,525(11)        *
  James D. Henderson........................................          58,550(12)        *
  Barbara M. Houlihan.......................................          13,300(13)        *
  Amy E. Hunter.............................................          26,637(14)        *
  Walter M. Pressey.........................................          20,025(15)        *
  Mark D. Thompson..........................................          44,800(16)        *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (17
  PERSONS)..................................................       3,458,151(17)       31.15%


---------------
  *  Represents less then 1%

 (1) As calculated pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.


 (2) Includes 6,800 shares subject to options which are currently exercisable granted pursuant to the Directors' Stock Option Plan (the "Directors' Plan").



 (3) Includes 6,766 shares owned by Mr. Colangelo's wife and 16,236 shares owned by two of Mr. Colangelo's children. Mr. Colangelo disclaims beneficial ownership of all such shares.



 (4) Includes 7,100 shares subject to options which are currently exercisable granted to Mr. Colangelo pursuant to the Directors' Plan.



 (5) Includes 23,000 shares owned by Ms. Hoffman's husband. Ms. Hoffman disclaims beneficial ownership of all such shares.

 (6) Includes 4,800 shares subject to options which are currently exercisable granted pursuant to the Directors' Plan.



 (7) Includes 8,000 shares subject to options which are currently exercisable granted to Mr. Wood pursuant to the Directors' Plan.



 (8) Includes 3,000 shares owned by Mr. Vaill's children. Mr. Vaill disclaims beneficial ownership of all such shares.



 (9) Includes 201,452 shares subject to options which are currently exercisable granted to Mr. Vaill pursuant to the Incentive Plan.



(10) Includes 4,000 shares subject to options which are currently exercisable granted to Ms. Davis pursuant to the Incentive Plan.



(11) Includes 13,500 shares subject to options which are currently exercisable granted to Mr. Dawson pursuant to the Incentive Plan.



(12) Includes 56,525 shares subject to options which are currently exercisable granted to Mr. Henderson pursuant to the Incentive Plan.



(13) Includes 12,275 shares subject to options which are currently exercisable granted to Ms. Houlihan pursuant to the Incentive Plan.



(14) Includes 22,312 shares subject to options which are currently exercisable granted to Ms. Hunter pursuant to the Incentive Plan.



(15) Includes 19,000 shares subject to options which are currently exercisable granted to Mr. Pressey pursuant to the Incentive Plan.



(16) Includes 40,775 shares subject to options which are currently exercisable granted to Mr. Thompson pursuant to the Incentive Plan.



(17) Includes 417,739 shares subject to options which are currently exercisable.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock file initial reports of ownership and reports of changes in ownership with the Commission and NASDAQ. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) of the Exchange Act during Fiscal 1997 and Form 5 and amendments thereto furnished to the Company with respect to Fiscal 1997, no officer, director or person who owns more than 10% of the Company's outstanding shares of Common Stock failed to file on a timely basis such reports.

                                  PROPOSAL 2.

           AMENDMENT AND RESTATEMENT OF DIRECTORS' STOCK OPTION PLAN

SUMMARY

     The second proposal to be acted upon at the Meeting is a proposal to amend the Directors' Stock Option Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance by such aggregate number of shares of Common Stock as does not exceed one percent (1%) of the total shares of outstanding Common Stock of the Company as of the last business day of the preceding fiscal year (at the end of fiscal year 1997, this represents 106,411 shares) and to increase the number of shares of Common Stock with respect to which non-employee directors will receive options each year, as described below. A copy of the 1998 Amendment and Restatement of the Plan (the "1998 Restatement") incorporating the proposed amendments is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

     Up to 200,000 shares of Common Stock have already been reserved for issuance pursuant to options granted under the Plan. To date, options to purchase a total of 162,300 shares of Common Stock have been granted, leaving 37,700 options available for future grants.

     All options granted under the Plan are required to have an exercise price per share equal to at least the fair market value of a share of Common Stock on the date the option is granted. None of the options granted under the Plan may be exercised after the tenth anniversary of the date on which such option was granted.

REASONS FOR THE PROPOSAL

     The Board of Directors believes that stock options can play an important role in the success of the Company, by encouraging and enabling the outside directors of the Company upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that the continuing existence of the Plan will assist the Company in securing, retaining and motivating highly qualified persons to serve as outside directors of the Company.

     The purpose of the increase in shares available to the Plan is to continue to aid the Company in attracting and retaining qualified outside directors. The Board of Directors believes that the availability of an adequate number of shares under the Plan has been, and in the future will be, an important factor in attracting and retaining the highest caliber directors of the Company and its subsidiaries. The Board of Directors believes that the number of shares currently available for issuance is insufficient. The Board of Directors also believes that the number of shares underlying annual grants to non-employee directors is insufficient.

TERMS OF THE 1998 RESTATEMENT

     Shares of Stock Subject to the Plan. The stock that may be issued and sold pursuant to options granted under the 1998 Restatement shall not exceed, in the aggregate, an amount which represents one percent (1%) of the total shares of outstanding Common Stock of the Company as of the last business day of the preceding fiscal year, provided that any shares not granted during a fiscal year shall not carry over and be available for grants in any subsequent fiscal year. Any shares subject to an option under the Plan which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option under the 1998 Restatement.

     Grant of Options. If the Plan is approved, options will be granted in accordance with a specified formula such that each year following the annual meeting of stockholders, each eligible director will receive options to purchase 3,000 shares of Common Stock.

     Eligibility. Options will be granted to directors of the Company or directors of a subsidiary of the Company who are not full-time employees of the Company or a subsidiary of the Company.

     Price. The purchase price under each option shall be at least 100% of the fair market value of the stock at the time the option is granted, as determined by the Board.

     Period of Option and Certain Limitations on Right to Exercise. Each option granted under the Plan shall generally be exercisable not earlier than one year nor later than ten years after the date of grant. The delivery of certificates representing shares under any Expiration and Termination of the Plan. Options may be granted under the Plan on or about May 1 of each year, up to and including May 1, 2007, as long as the total number of shares optioned or purchased under the Plan does not exceed the amount authorized by the Board of Directors. The Plan may be amended or terminated any time by the Board of Directors, except with respect to any options then outstanding.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the principal federal income tax consequences of transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

     There are no federal income tax consequences to either the optionee, or the Company upon the grant of an option under the Plan. Upon the exercise of an option granted under the Plan, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of an option is increased by the amount of such taxable income. The Company will be entitled to a federal income tax deduction in an amount equal to such excess, provided the Company complies with applicable withholding rules. Upon the sale of the shares acquired by exercise of an option granted under the Plan, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such shares.

     Section 83 of the Internal Revenue Code of 1986, as amended, and regulations thereunder provide that the date for recognition of ordinary income (and the Company's equivalent deduction) upon exercise of an option granted under the Plan and for the commencement of the holding period of the shares thereby acquired by a person who is subject to Section 16 of the Exchange Act, as amended will be delayed until the date that is the earlier of (i) six months after the date of the exercise or (ii) such time as the shares received upon exercise could be sold at a gain without the person being subject to potential liability, under Section 16 of the Exchange Act.

     An optionee who surrenders shares of Common Stock in payment of the exercise price of an option granted under the Plan, will not recognize gain or loss on the surrender of such shares (Such an optionee will recognize ordinary income on the exercise of the options as described.) Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

NEW PLAN BENEFITS

     Assuming approval of the 1998 Restatement by the stockholders, non-employee directors will receive options to purchase an aggregate of 42,000 shares of Common Stock in fiscal year 1998. Each option granted to a non-employee director will have an option exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant.

RECOMMENDATION

     The Board of Directors believes that the 1998 Restatement is in the best interest of the Company and its stockholders and recommends that the stockholders approve the 1998 Restatement. The 1998 Restatement will not take effect unless it is approved by the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting.

     The Board of Directors recommends a vote FOR the approval of the 1998 Restatement.

                                  PROPOSAL 3.

                     AMENDMENT TO ARTICLES OF ORGANIZATION
                       TO CHANGE THE NAME OF THE COMPANY

SUMMARY

     The Board of Directors has adopted a resolution approving and recommending to the stockholders for their approval, an amendment to the Company's Restated Articles of Organization to change the name of the Company from Boston Private Bancorp, Inc. to Boston Private Financial Holdings, Inc. The Board of Directors believes the change in the Company name is in the best interests of the Company as it will allow the Company to be more closely identified with its business activities and products.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE RESTATED ARTICLES OF ORGANIZATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY FROM BOSTON PRIVATE BANCORP, INC. TO BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

                                  PROPOSAL 4.

                     AMENDMENT TO ARTICLES OF ORGANIZATION
     TO INCREASE THE AGGREGATE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

SUMMARY


     The Board of Directors has adopted a resolution approving and recommending to the stockholders for their approval, an amendment to the Company's Restated Articles of Organization to increase the aggregate number of authorized shares of Common Stock by 12,000,000 shares from 18,000,000 to 30,000,000 shares of Common Stock. The authorized number of shares of the Common Stock of the Company consists of 18,000,000 shares of Common Stock, $1.00 par value, of which 10,682,900 shares were issued and outstanding on the Record Date.


     If the proposed amendment is approved by the stockholders, 30,000,000 shares of Common Stock will be authorized for issuance and the additional authorized Common Stock may be issued by the Company without any further action by the stockholders. The issuance of additional authorized shares, may, among other things, have a dilutive effect on earnings per share on the equity and voting power of existing holders of Common Stock. In addition, such issuance may also be deemed to have an antitakeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares could also enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company.

     The purpose of the proposed amendment is to provide additional authorized shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit or dividend reinvestment plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes. The Company has no plans or commitments at this time for the issuance of the additional authorized Common Stock but desires to position itself to do so when needs arise and market conditions warrant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE RESTATED ARTICLES OF ORGANIZATION OF THE COMPANY TO INCREASE THE AGGREGATE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                            SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company's regular employees may also solicit proxies personally or by telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them. Such custodians will be reimbursed for their expenses.

                              INDEPENDENT AUDITORS

     The Company has selected KPMG Peat Marwick LLP ("KPMG") as the independent auditors for the Company for the fiscal year ending December 31, 1998. KPMG has served as the Company's independent auditors since 1987. A representative of KPMG will be present at the Meeting, will be given the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be considered at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

     A summary of the proceedings of the 1998 Annual Meeting of Stockholders will be available after June 1, 1998, to any stockholder upon request to the Clerk and upon payment of $10.00 to cover the cost of postage and production.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to present a proposal for inclusion in the Company's proxy statement in connection with its 1999 annual meeting of stockholders must submit the proposal so as to be received by the Clerk of the Company at the principal executive offices of the Company located at Ten Post Office Square, Boston, Massachusetts 02109, not later than November 11, 1998. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

     Stockholders wishing to present business for action at the 1999 annual meeting or to nominate directors for election at a meeting of the Company's stockholders, must do so in accordance with the By-laws. The By-laws provide, among other requirements, that in order to be presented at an annual meeting, such stockholder proposals or nominations may only be made by holders of record who shall have given notice of such proposals or nominations and any other required information to the Company no earlier than December 3, 1998, and no later than February 22, 1999.

                                                                      APPENDIX A

                          BOSTON PRIVATE BANCORP, INC.

                          DIRECTORS' STOCK OPTION PLAN

                         1998 AMENDMENT AND RESTATEMENT

     1. PURPOSE. The Boston Private Bancorp, Inc. Directors' Stock Option Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as outside directors of Boston Private Bancorp, Inc. (the "Company") or Boston Private Bank & Trust Company (the "Bank") or a subsidiary of either by providing them opportunities to acquire shares of Common Stock of the Company pursuant to the terms of this Plan. By providing opportunities for such stock ownership, the interests of the Company, the Bank, or a subsidiary of either will be advanced by aligning the interests of the outside directors, who are not full-time employees, with those of shareholders of the Company, the Bank, or a subsidiary of either.

     2. ADMINISTRATION. The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Company and its stockholders and in accordance with the purpose of the Plan. Any determination of the Committee may be made without notice or meeting of the Committee by a writing signed by the Committee members. Subject to the provisions of this Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons.

     3. EFFECTIVE DATE. This Plan became effective on March 31, 1993 (the "Effective Date"), the date it was adopted by the Board of Directors of the Company. The Plan was approved by the shareholders at the May 26, 1993 annual meeting of shareholders of the Company. The Plan was amended and restated on March 15, 1995, the date it was adopted by the Board of Directors of the Company (the "1995 Restatement"). This Amendment and Restatement of the Plan became effective on January 28, 1998 (the "1998 Restatement"), the date it was adopted by the Board of Directors of the Company, provided, that, if recommended by counsel or required by law, the 1998 Restatement is approved by the shareholders at the next annual meeting of the shareholders of the Company following such adoption of the 1998 Restatement of the Plan by the Board of Directors of the Company.

     4. SHARES RESERVED UNDER THE PLAN. There originally was reserved for issuance under the Plan an aggregate of 90,000 shares of Common Stock which may be authorized but unissued or treasury shares. Pursuant to the 1995 Restatement, there was reserved for issuance under the Plan an additional 110,000 shares of Common Stock which may be authorized but unissued or treasury shares which brought the aggregate total shares of Common Stock under the Plan to 200,000. Pursuant to the 1998 Restatement, there is hereby reserved for issuance under the Plan such aggregate number of shares of Common Stock as does not exceed one percent (1%) of the total shares of outstanding Common Stock of the Company as of the last business day of the preceding fiscal year, provided that any shares described in this Section 4 which are not granted during a fiscal year shall not carry over and be available for grants in any subsequent fiscal year. All of such shares may, but need not, be issued pursuant to the exercise of stock options. If there is a lapse, expiration, termination or cancellation of any option prior to the issuance of shares thereunder, or if shares are issued upon the exercise of a stock option and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new benefits under this Plan. If payment for shares upon the exercise of an option is made in shares of Common Stock, the number of such shares delivered to the Company in payment for the exercise shall be added back to the shares available for issuance under the Plan.

     5. PARTICIPANTS. Participants will consist of all directors of the Company or the Bank or a subsidiary of either who are not full-time employees of the Company or the Bank or a subsidiary of either.

     6. TYPES OF BENEFITS. Benefits under the Plan shall consist of Non-qualified Stock Options, as hereinafter described.

     7. NON-QUALIFIED STOCK OPTIONS. All options granted under the Plan shall be Non-qualified Stock Options not entitled to special tax treatment under
Section 422 of the Internal Revenue Code of 1986, as amended. Non-qualified Stock Options shall consist of options to purchase shares of Common stock, at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Non-qualified Stock Options will be exercisable not earlier than one year and not later than ten years after the date they are granted. In the event that the optionee ceases to be a director for any reason, the right of the optionee to exercise any outstanding Non-qualified Stock Option shall terminate not later than twelve months after the optionee ceases to be a director. Further, if the optionee should die during a period when the optionee is no longer a director and in which the option remains exercisable, the right of the optionee's successor in interest to exercise a Non-qualified Stock Option shall terminate not later than twelve months after the date of death of such director. Notwithstanding the previous sentences, such twelve month period may be extended by the Committee in its sole discretion as determined on a case by case basis. However, in no event shall any Non-qualified Stock Option be exercised more than ten years after its grant.

     8. ISSUANCE OF GRANT SHARES.

     (a) Each Non-qualified Stock Option granted under this Plan shall be evidenced by a written agreement in the form attached hereto as Exhibit A, or such other form as the Committee may approve from time to time.

     (b) Non-qualified Stock Options to purchase 3,000 shares of Common Stock shall be granted on or about May 1, 1998, and on or about each succeeding May 1, up to and including May 1, 2007, to each outside director of the Company and to each outside director of the Bank who is serving as a member of the Board of Directors of the Company or as a member of the Board of Directors of the Bank at the time of such grant. No grants of Non-qualified Stock Options shall be made under this Plan after May 1, 2007. Notwithstanding the foregoing, any outside director serving as a member of the Board of Directors of the Company and the Board of Directors of the Bank simultaneously shall be granted only one option to purchase 3,000 shares for any May 1 period.

     9. ADJUSTMENT PROVISIONS.

     (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividend, stock split, or similar transaction) the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company and the value of each benefit shall not be changed.

     (b) In the case of any reorganization, sale, merger, consolidation or combination of the Company with or into another corporation other than a reorganization, sale, merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any participant to whom a stock option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such option) thereafter and during the term of such option to receive upon exercise thereof the Acquisition Consideration (as hereinafter defined) receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of such option or portion thereof, as the case may be, immediately prior to such Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof, receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

     10. NON-TRANSFERABILITY. Each option granted under the Plan shall not be transferable otherwise than by will, or the laws of descent and distribution, and shall be exercisable during the participant's lifetime only by the participant. In the event of the death of a participant, exercise shall be made only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the option shall pass by will or the laws of descent and distribution.

     11. LIMITATION OF RIGHTS. The award of any benefit under the Plan may also be subject to any other provisions (whether or not applicable to the benefit awarded to any other participant) which the Committee determines appropriate, including, without limitation, provisions for the installment purchase of Common Stock under stock options, restrictions on resale or other dispositions, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company or the Bank will retain a Director for any period of time, nor compensate the Director at any particular rate, or at all. A Director shall have no rights as a shareholder with respect to the shares covered by his options until the date of issuance to said Director of a stock certificate evidencing exercise thereof. No adjustment will be made for dividends or other rights for which the record date is prior to the issue date of such stock certificate.

     12. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive the shares notice as far in advance as practicable and the Company may defer making delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit a participant to pay all or a portion of the taxes arising in connection with the exercise of a Non-qualified Stock Option by electing to have the Company withhold shares of Common Stock from the shares otherwise deliverable to the participant, having a fair market value equal to the amount to be withheld. The fair market value of any fractional shares remaining after payment of withholding taxes shall be paid to the participant in cash.

     13. DURATION, AMENDMENT AND TERMINATION. No benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. The Board of Directors of the Company may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this section shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant's consent.

     14. GOVERNING LAW. The Plan and all determinations made and action taken pursuant hereto shall be subject to and construed in accordance with the law of the Commonwealth of Massachusetts.

                          BOSTON PRIVATE BANCORP, INC.

                          DIRECTORS' STOCK OPTION PLAN

                       DIRECTORS' STOCK OPTION AGREEMENT

     THIS AGREEMENT is entered into by and between Boston Private Bancorp, Inc.
(the "Company") and [               ], a director of the Company or a director
of the Boston Private Bank & Trust Company (the "Director").

     WHEREAS, the Company adopted the Boston Private Bancorp, Inc. Directors' Stock Option Plan (the "Plan") on March 31, 1993 and amended and restated the Plan on January 28, 1998, in order to provide incentives to attract and retain highly competent directors of the Company and the Boston Private Bank & Trust Company (the "Bank") or a subsidiary of either so as to give them a proprietary interest in the Company's success and to ensure their continuation as directors of the Company or the Bank; and

     WHEREAS, the Director renders important services to the Company or the Bank, and the Company desires to grant the Director a Non-qualified Stock Option under the Plan;

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Director and the Director hereby accepts from the Company upon the terms and conditions hereinafter set forth, the option to purchase 3,000 common shares of the Company at 100% of the fair market value of the shares on the date the option is
granted, such fair market value determined to be [$          /SHARE] by the
Committee. Said purchase price may be paid by check.

     2. OTHER CONDITIONS AND LIMITATIONS. The shares purchased pursuant to this Agreement are granted on the condition that the receipt of said shares hereunder shall be for investment purposes and not with a view to resale or redistribution, except that such condition shall be inoperative if the re-offering of shares purchased pursuant to this Agreement are registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company said shares may be resold without registration.

     3. RELATIONSHIP TO THE PLAN. The Non-qualified Stock Options granted and the shares purchased pursuant to this Agreement have been granted pursuant to the Plan and are in all respects subject to the terms, conditions and definitions of the Plan. The Director hereby accepts the grant of this Non-qualified Stock Option subject to all the terms and provisions of the Plan and agrees that all decisions and the interpretations of the Plan by the Compensation Committee of the Board of Directors of the Company shall be final, binding and conclusive upon the Director and his or her heirs.

     4. NON-TRANSFERABILITY OF OPTIONS. Any options shall be non-transferable by the Director except by will, or by the laws of descent and distribution.

     5. RIGHTS AS SHAREHOLDER. Except as otherwise provided in the Plan or this Agreement, the Director shall have all of the rights of a shareholder of the Company with respect to the shares purchased hereunder registered in his name, including the right to vote such shares and receive the dividends and other distributions paid or made with respect to such shares.

     6. NO EMPLOYMENT COMMITMENT; TAX TREATMENT. Nothing herein contained shall be deemed to be or constitute an agreement or commitment by the Company or the Bank to continue the Director as a director of the Company or the Bank. The Company and the Bank make no representation about the probable tax treatment to the Director with respect to receiving this grant, nor with respect to the purchasing, receiving, holding or disposing of the shares purchased pursuant to this Agreement. Further, the Director represents that he or she has had the opportunity to discuss such treatment with his or her tax advisor.

     7. GOVERNING LAW. This Agreement shall be subject to and construed in accordance with the laws of the Commonwealth of Massachusetts.

     8. WITHHOLDING TAX. The Company shall have the right to require the Director to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to options granted or shares purchased pursuant to this Agreement.

     IN WITNESS WHEREOF, the Company and the Director have executed this
Agreement in duplicate on the      day of May, 199 .

BOSTON PRIVATE BANCORP, INC.

By:
    -----------------------------------------------------
     Its:
DIRECTOR

------------------------------------------------------

                                                                     BPBCM-PS-98

                          BOSTON PRIVATE BANCORP, INC.

              TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109


The undersigned hereby constitute(s) and appoint(s) Mark D. Thompson and Ana E. Steele, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all the shares of Common Stock of Boston Private Bancorp, Inc. (the "Company"), held of record by the undersigned on February 23, 1998, at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 22, 1998 at 10:00 a.m., Boston time, or any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PLAN, FOR CHANGING THE NAME OF THE COMPANY FROM BOSTON PRIVATE BANCORP, INC. TO BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND FOR INCREASING THE AGGREGATE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 18,000,000 TO 30,000,000 SHARES OF COMMON STOCK. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto, the Company's Annual Report on Form 10-KSB for Fiscal Year 1997 and the Company's Annual Report to Stockholders for Fiscal Year 1997, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------------------               1. To elect three (3) Class I Directors to serve until the 2001
       BOSTON PRIVATE BANCORP, INC.                             Annual Meeting and until their successors are duly elected and
----------------------------------------------                  qualified.

                                                                                                            FOR ALL   WITH-  FOR ALL
                                                                NOMINEES: EUGENE S. COLANGELO              NOMINEES   HOLD    EXCEPT
Mark box at right if you plan to attend                                   ALLEN SINAI
the Meeting.                               [ ]                            TIMOTHY L. VAILL                    [ ]     [ ]      [ ]


Mark box at right if an address change                          If you wish to withhold your vote from any of the nominees listed
has been noted on the reverse side of      [ ]                  above, mark the "For All Except" box and strike a line through the
this card                                                       name(s) of the nominee(s) from whom you wish to withhold your vote.

                                                                                                              FOR   AGAINST  ABSTAIN
RECORD DATE SHARES:                                          2. To adopt an amendment and restatement of the
                                                                Boston Private Bancorp, Inc. Directors'       [ ]     [ ]      [ ]
                                                                Stock Option Plan (the "Plan") to increase
                                                                the number of shares of Common Stock
                                                                available under the Plan by such aggregate
                                                                number of shares of Common Stock as does not
                                                                exceed one percent (1%) of the total shares
                                                                of outstanding Common Stock of the Company as
                                                                of the last business day of the preceding
                                                                fiscal year, and related matters.

                                                                                                              FOR   AGAINST  ABSTAIN
                                                             3. To adopt an amendment to the Company's
                                                                Restated Articles of Organization to change   [ ]     [ ]      [ ]
                                                                the name of the Company from Boston Private
                                                                Bancorp, Inc. to Boston Private Financial
                                                                Holdings, Inc.

                                                                                                              FOR   AGAINST  ABSTAIN
                                                             4. To adopt an amendment to the Company's
                                                                Restated Articles of Organization to          [ ]     [ ]      [ ]
                                                                increase the authorized shares of Common
                                           ----------------     Stock by 12,000,000 shares from 18,000,000
Please be sure to sign and date this Proxy | Date               to 30,000,000 shares of Common Stock.
-----------------------------------------------------------
                                                           |
                                                           |
                                                           |
                                                           |
                                                           |
----Stockholder sign here------------Co-owner sign here----



DETACH CARD                                                                                                             DETACH CARD





                                             BOSTON PRIVATE BANCORP, INC.


                    Dear Stockholder,

                    Please take note of the important information enclosed with this proxy card.

                    Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

                    Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

                    Your vote must be received prior to the Annual Meeting of Stockholders, April 22, 1998.

                    Thank you in advance for your prompt consideration of these matters.




                    Sincerely,

                    Boston Private Bancorp, Inc.
